UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 25, 2018

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1250 Wood Branch Park Dr., Suite 400
Houston, Texas 77079
 (Address of principal executive offices)

 (855) 733-3826
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.

On October 25, 2018, PEDEVCO Corp. (the “Company”, “PEDEVCO”, “we” and “us”) raised $7,000,000 through the sale of a $7,000,000 Convertible Promissory Note (the “Convertible Note”) to SK Energy LLC (“SK Energy”), a company wholly-owned by our Chief Executive Officer and director, Dr. Simon Kukes. The Convertible Note accrues interest monthly at 8.5% per annum, which interest is payable on the maturity date unless otherwise converted into our common stock as described below. The Convertible Note and all accrued interest thereon are convertible into shares of our common stock, from time to time, at the option of the holder thereof, at a conversion price equal to $1.79 per share (the “Conversion Price”), which was $0.01 above the closing sales price of the Company’s common stock on the date the Convertible Note was entered into. The conversion of the Convertible Note is subject to a 49.9% conversion limitation for so long as SK Energy or any of its affiliates holds such note, which prevents the conversion of any portion thereof into common stock of the Company if such conversion would result in SK Energy beneficially owning (as such term is defined in the Securities Exchange Act of 1934, as amended)(“Beneficially Owning”) more than 49.9% of the Company’s outstanding shares of common stock. The Convertible Note is due and payable on October 25, 2021, but may be prepaid at any time without penalty. The Convertible Note contains standard and customary events of default and, upon the occurrence of an event of default, the amount owed under the Convertible Note accrues interest at 10% per annum.

The Company intends to apply the funds raised from the sale of the Convertible Note to (i) fund the drilling of four initial wells on its new assets acquired on August 31, 2018 located in the San Andres play in the Permian Basin situated in eastern New Mexico as announced by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 4, 2018, (ii) fund its participation in several new non-operated wells in its D-J Basin asset located in Weld County, Colorado, and (iii) for general working capital purposes.

The foregoing description of the Convertible Note does not purport to be complete and is qualified in its entirety by reference to the form of Convertible Note attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures in Item 1.01 above regarding the Convertible Note are incorporated by reference in this Item 2.03 in their entirety.

Item 3.02 Unregistered Sales of Equity Securities.

We claim an exemption from registration for the issuance and sale of the Convertible Note described above and Interest Shares described below pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (“Securities Act”), since the foregoing issuances did not involve a public offering, the recipient was an “accredited investor” and/or had access to similar information as would be included in a Registration Statement under the Securities Act. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Up to a total of 3,910,615 shares of common stock of the Company are issuable upon the conversion of the principal amount of the Convertible Note, based on a Conversion Price equal to $1.79 per share.

Item 8.01 Other Events.

As disclosed in greater detail in the Company’s Current Report on Form 8-K filed with the SEC on June 26, 2018, on June 26, 2018, we raised $7,700,000 through the sale of a $7,700,000 Convertible Promissory Note (the “June 2018 Note”) to SK Energy. The June 2018 Note accrues interest monthly at 8% per annum, payable quarterly (beginning October 15, 2018), in either cash or shares of common stock (at the option of the Company), or with the consent of SK Energy, such interest may be accrued and capitalized, or, in the event that the Company is prohibited from paying the interest payments due on the June 2018 Note in either cash or shares of common stock, then such interest will continue to accrue until such time as the Company can either pay such accrued interest in cash or stock. If interest on the June 2018 Note is paid in common stock, SK Energy will be due that number of shares of common stock (the “Interest Shares”) equal to the amount due divided by the average of the closing sales prices of the Company’s common stock for the ten trading days immediately preceding the last day of the calendar quarter prior to the applicable payment date, rounded up to the nearest whole share of common stock (the “Average Price”).

On October 25, 2018, the Company and SK Energy agreed to convert an aggregate of $163,756.76 of interest accrued under the June 2018 Note from its effective date through September 30, 2018 (the “Accrued Interest”) into Interest Shares, and the Company issued an aggregate of 75,118 Interest Shares to SK Energy upon conversion of the Accrued Interest on that date, based on an Average Price of $2.18 calculated in accordance with the terms of the June 2018 Note calculated as of September 30, 2018.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Convertible Promissory Note between PEDEVCO Corp., as borrower and SK Energy LLC, dated October 25, 2018

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Dr. Simon Kukes
Dr. Simon Kukes
Chief Executive Officer

Date:  October 26, 2018

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Convertible Promissory Note between PEDEVCO Corp., as borrower and SK Energy LLC, dated October 25, 2018

* Filed herewith.